REVOLVING PROMISSORY NOTE



$50,000,000.00                                             Birmingham, Alabama
                                                              December 6, 2005


         FOR VALUE RECEIVED, the undersigned, CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", BRC COMPONENTS, INC., an Alabama corporation, THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (jointly and severally, the "Borrower"), promises to pay to the order of FIRST COMMERCIAL BANK (the "Bank"), an Alabama banking corporation, at the principal office of the Bank in Birmingham, Alabama, or at such other place as the holder of this note may from time to time designate in writing, a principal sum not to exceed Fifty Million and No/100 Dollars ($50,000,000.00), or so much thereof as may have been advanced to Borrower from time to time and not repaid by the Borrower pursuant to the terms hereof, together with interest on the unpaid principal amount of such advances, as provided in that certain Amended and Restated Revolving and Term Loan Agreement between Borrower and Bank dated as of March 31, 2000, as amended, (the "Loan Agreement"). The principal amount of such advances shall bear interest from the date of each such advance or as otherwise provided in the Loan Agreement. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

         Interest provided for herein shall be due and payable monthly as provided in the Loan Agreement, and continuing on the same day of each month thereafter through and until such time as there remains no unpaid principal balance on the amounts advanced to the Borrower hereunder or under the Loan Agreement. Principal and interest shall be payable in lawful money of the United States of America. Interest on the principal amount shall be calculated on the basis of a 360-day year by multiplying the principal amount by the per annum rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360. The term "Prime Rate" means the rate of interest designated by the Bank periodically as its Prime Rate but is not necessarily the lowest borrowing rate available to the Bank's corporate customers. Time is of the essence with respect to the amounts due hereunder.

         Until the Loan Termination Date, the Borrower may borrow, repay and reborrow the principal sum of this Note, all in accordance with the terms of the Loan Agreement but only in such amounts and to the extent therein provided. On the Loan Termination Date, or such earlier date as may be provided in the Loan Agreement, this note shall mature and all principal, interest, and other fees and charges due with respect hereto, if not previously paid, shall be immediately due and payable.

         Borrower shall have the right at any time to prepay this Note, in whole or in part as provided in the Loan Agreement, but only on the terms and conditions therein provided. Failure of Borrower to make payments when and as due shall result in a Late Charge as provided in the Loan Agreement.

         This note is referred to in and is entitled to the benefits of the Loan Agreement and is secured by the security set forth and/or referred to in said Loan Agreement and by the guaranty agreements referenced therein. Funds disbursed hereunder shall be disbursed in accordance with the Loan Agreement.

         The principal sum evidenced by this Note, together with accrued but unpaid interest, shall be due and payable on the Loan Termination Date Date, but in any event at the option of Bank upon the occurrence of any Event of Default as provided in the Loan Agreement.

         The acceptance by the Bank of any payment or payments due hereunder, or any part of such payment, after any default shall not constitute a waiver of such default by the Bank.

         With respect to the amounts due under this note, the Borrower waives the following:

1. All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

2. Demand, presentment, protest, notice of dishonor, notice of non-payment, suit against any party, diligence in collection, and all other requirements necessary to charge or hold the undersigned liable on any obligations hereunder; and

3. Any further receipt for or acknowledgment of any collateral now or hereafter deposited as security for the obligations hereunder.

         Regardless of any provision contained in this Note or any of the Loan Documents, in no event shall the aggregate of all amounts that are contracted for, charged or collected pursuant to the terms of this Note or any of the Loan Documents, and that are deemed interest under Applicable Law, exceed the maximum rate permitted by any applicable law (the "Maximum Rate"). No provision of this Note or in any of the Loan Documents or the exercise by Bank of any right hereunder or under any Loan Document or the prepayment by Borrower of any of the Obligations or the occurrence of any contingency whatsoever, shall entitle Bank to charge or receive, or to require Borrower to pay, interest or any amounts deemed interest by Applicable Law (such amounts being referred to herein collectively as "Interest") in excess of the Maximum Rate, and all provisions hereof or in any Loan Document which may purport to require Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect to the extent only of the excess of Interest over such Maximum Rate. Any Interest charged or received in excess of the Maximum Rate ("Excess"), shall be conclusively presumed to be the result of an accident and bona fide error, and shall, to the extent received by Bank, at the option of Bank, either be applied to reduce the principal amount of the Obligations or returned to Borrower. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate unaccrued interest, and no such interest will be collected by Bank. All monies paid to Bank hereunder or under any of the Loan Documents shall be subject to any rebate of unearned interest as and to the extent

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

required by Applicable Law. By the execution of this Note, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Bank, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank, all interest at any time contracted for, charged or received from Borrower in connection with this Note shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower and Bank shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Loan Document (whether or not any provision of this Section is referred to therein).

         Borrower and Bank hereby waive any right to trial by jury on any claim, counterclaim, setoff, demand, action or cause of action (a) arising out of or in any way pertaining or relating to this Note, the Loan Agreement, any Loan Document, or any other instrument, document or agreement executed or delivered in connection with this Note or (b) in any way connected with or pertaining or related to or incidental to any dealings of the parties hereto with respect to this Note, the Loan Agreement, any Loan Document, or any other instrument, document or agreement executed or delivered in connection herewith or in connection with the transactions related thereto or contemplated thereby or the exercise of either party's rights and remedies thereunder, in all of the foregoing cases whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise. Borrower and Bank agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive trial by jury, and that any dispute or controversy whatsoever between them shall instead be tried in a court of competent jurisdiction by a judge sitting without a jury.

         The Bank shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by the Bank. All rights and remedies of the Bank under the terms of this note and under applicable statutes or rules of law shall be cumulative and may be exercised successively or concurrently. The Borrower agrees that there are no defenses, equities or set offs in respect to the obligations set forth herein. The obligations of the Borrower hereunder shall be binding upon and enforceable against the Borrower's successors and assigns. The obligations of each person named as Borrower herein shall be joint and several obligations of all such persons. This note shall be governed by, and construed in accordance with, the laws of the State of Alabama. Any provision in this note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given shall be deemed given if mailed, postage prepaid, to the Borrower at the address set forth in the Loan Agreement.

         This Note represents the renewal and modification of the indebtedness of Borrower to Bank described in the Loan Agreement. This Note shall relate back to the execution of the original Note and shall have all the rights and privileges accorded thereto under the Loan Agreement. Nothing contained herein

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

shall be deemed to be or operate as a novation or an accord and satisfaction of Borrower's indebtedness to Bank

         IN WITNESS WHEREOF, each Borrower has executed this instrument as of the day and year first above written.

                                   BORROWERS:

                                   CAVALIER HOMES, INC., a Delaware corporation


                                   By:
                                      -----------------------------------------
                                                    Michael R. Murphy
                                                   Its Vice-President


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



                                   CAVALIER PROPERTIES, INC., a
                                   Delaware corporation


                                   By:
                                      -----------------------------------------
                                                    Michael R. Murphy
                                                     Its President



                                   CAVALIER HOME BUILDERS, LLC, a Delaware
                                   limited liability company


                                   By:
                                       ----------------------------------------
                                                    Michael R. Murphy
                                                     Its President


                                   CAVALIER REAL ESTATE CO., INC., a
                                   Delaware corporation


                                   By:
                                       ----------------------------------------
                                                    Michael R. Murphy
                                                       Its President


                                   QUALITY HOUSING SUPPLY, LLC, a Delaware
                                   limited liability company


                                   By:
                                      -----------------------------------------
                                                    Michael R. Murphy
                                                   Its Vice-President


                                   CIS FINANCIAL SERVICES, INC., an
                                   Alabama corporation


                                   By:
                                     -----------------------------------------
                                                    June Martin
                                                   Its Secretary

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



                                   BRC COMPONENTS, INC., an Alabama corporation


                                   By:
                                      -----------------------------------------
                                                    Michael R. Murphy
                                                     Its Secretary

                                   THE HOME PLACE, LLC, an Alabama
                                   limited liability company


                                   By:
                                      -----------------------------------------
                                                    Michael R. Murphy
                                                   Its Vice-President


                                   RIDGE POINTE MANUFACTURING, LLC,
                                   an Alabama limited liability company


                                   By:
                                      -----------------------------------------
                                                    Michael R. Murphy
                                                  Its Managing Member